UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
              ____________________________________________________

                                   FORM 8-K/A
                                Amendment No. 2

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 10, 2004


                                   ZANN CORP.
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)

                 000-28519                           76-0510754
         (Commission File Number)         (IRS Employer Identification No.)

    1549 N. LEROY STREET, SUITE D-200
            FENTON, MICHIGAN                            48430
(Address of principal executive offices)             (Zip Code)


                                 (810) 714-2978
              (Registrant's telephone number, including area code)


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ITEM 2.01.  COMPLETION OF ACQUISITION OF ASSETS.

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS REGARDING THE COMPANY'S INTENTION, BELIEFS, EXPECTATIONS, OR PREDICTIONS, WHICH CONSTITUTE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS AND STATEMENTS OF EXPECTATIONS, PLANS AND INTENT ARE SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES. ACTUAL RESULTS IN THE FUTURE COULD DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS, AS A RESULT, AMONG OTHER THINGS, OF CHANGES IN TECHNOLOGY, CUSTOMER REQUIREMENTS AND NEEDS. WE UNDERTAKE NO OBLIGATION TO RELEASE PUBLICLY THE RESULTS OF ANY REVISIONS TO THESE
FORWARD-LOOKING STATEMENTS THAT MAY BE MADE TO REFLECT ANY FUTURE EVENTS OR CIRCUMSTANCES.

     On  August  24,  2004,

ZANN Corp. (the "Registrant"), filed a Current Report on Form 8-K, announcing its entry into an acquisition agreement with Dr. Robert Simpson, the Registrant's President and Chief Executive Officer, to purchase all of issued and outstanding capital stock of Blue Kiwi Inc. ("Blue Kiwi") (the "Acquisition"). As a result of the Acquisition, Blue Kiwi became a wholly-owned subsidiary of the Registrant. On October 25, 2004, we filed an Amended Current Report on Form 8-K/A, for the purpose of reporting the financial information which was required to be presented as a result of the Acquisition. This second amendment to our Current Report on Form 8-K is being filed to clarify the original intent of the parties to the Acquisition regarding the terms of the Acquisition. The parties intended that the Registrant's obligation to pay $5,000,000 to Dr. Simpson in connection with the Acquisition would be expressly conditioned upon the Registrant generating a profit. In the absence of profits, The Registrant's obligation to pay $5,000,000 to Dr. Simpson is without effect.

     No interest will be paid in connection with the Acquisition. The amount of consideration was determined following negotiations between the Registrant and Blue Kiwi and is set forth in the acquisition agreement, attached as an exhibit to this Amended Current Report on Form 8-K/A.

     Our board of directors determined that the terms of the Acquisition were reasonable based upon the above factors. Our board did not seek a third party fairness opinion or any valuation or appraisal of the terms of the transaction. Thus, our shareholders will not have the benefit of a third party opinion that the terms of the acquisition agreement are fair from a financial point of view.

     Blue Kiwi is a nutraceutical company, whose operations have been managed by the Registrant for several months. The Blue Kiwi product line is based on 12 years of research related to the immune system managing growth of a bloodborne bacterium in humans. The Registrant anticipates that the Acquisition will enhance the Registrant's gross profit.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial  statements  of  business  acquired.

     Incorporated by reference from the Registrant's Form 8-K/A. filed with the Commission on October 25, 2004.

     (b)  Pro forma financial information.

     Incorporated by reference from the Registrant's Form 8-K/A. filed with the Commission on October 25, 2004.


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     (a)  Exhibits.
          --------

     The  following  exhibit  is  filed  herewith:

EXHIBIT NO.                IDENTIFICATION OF EXHIBIT
-----------                -------------------------
    2.1      Acquisition Agreement.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: APRIL 29, 2005

                                     ZANN CORP.


                                     By /s/ Dr. Robert Simpson
                                        ----------------------------------------
                                        Dr. Robert Simpson, President


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